EXHIBIT 21.01

LIST OF THE REGISTRANT’S SUBSIDIARIES

as of November 30, 2007

Pursuant to Item 601(b)(21)(ii) of Regulation S-K, subsidiaries of the Registrant have been omitted which, considered in the aggregate as a single subsidiary, would not have constituted a significant subsidiary (as defined in Rule 1-02(w) of Regulation S-X) as of November 30, 2007.  Indentations indicate parent-subsidiary relationships.

Tier	Name	Jurisdiction of Organization
0	Lehman Brothers Holdings Inc.	Delaware
1	Appalachian Asset Management Corp.	Delaware
2	Lehman Risk Services (Bermuda) Ltd.	Bermuda
1	ARS Holdings I LLC	Delaware
1	Banque Lehman Brothers S.A.	France
1	LB 745 LLC	Delaware
1	LB 745 Leaseco I LLC	Delaware
1	LBAC Holdings I Inc.	Delaware
2	Lehman Brothers Asia Capital Company	Hong Kong
1	LBCCA Holdings I LLC	Delaware
2	Falcon Holdings I LLC	Delaware
3	Falcon Holdings II Inc.	Delaware
4	CIMT Limited	Cayman Islands
5	TMIC Limited	Cayman Islands
6	MICT Limited	Cayman Islands
7	Falcon Investor I-X Inc.	Cayman Islands
8	Global Thai Property Fund	Thailand
2	Lehman Brothers Asia Capital Company	Hong Kong
2	Lehman Brothers Commercial Corporation Asia Limited	Hong Kong
2	Revival Holdings Limited	Cayman Islands
3	Global Korea Investments Ltd.	Cayman Islands
4	SOGKI Development Inc.	Cayman Islands
5	GKI Korea Development Limited	Malaysia
6	Maewha K-STARS Ltd.	Republic of Korea
3	Sunrise Finance Co., Ltd.	Japan

1	LBCCA Holdings II LLC	Delaware
2	Falcon Holdings I LLC	Delaware
3	Falcon Holdings II Inc.	Delaware
4	CIMT Limited	Cayman Islands
5	TMIC Limited	Cayman Islands
6	MICT Limited	Cayman Islands
7	Falcon Investor I-X Inc.	Cayman Islands
8	Global Thai Property Fund	Thailand
2	Lehman Brothers Commercial Corporation Asia Limited	Hong Kong
2	Revival Holdings Limited	Cayman Islands
3	Global Korea Investments Ltd.	Cayman Islands
4	SOGKI Development Inc.	Cayman Islands
5	GKI Korea Development Limited	Malaysia
6	Maewha K-STARS Ltd.	Republic of Korea
3	Sunrise Finance Co., Ltd.	Japan
1	LB Delta Funding	Cayman Islands
2	LB Delta (Cayman) No 1 Ltd.	Cayman Islands
1	LBHK Funding (Cayman) No. 4 Ltd.	Cayman Islands
2	LBHK Funding (Cayman) No. 1 Ltd.	Cayman Islands
1	LB Russia Holdings LLC	Delaware
2	LB Russia Holdings Inc.	Delaware
3	OOO Lehman Brothers	Russia
1	Lehman ALI Inc.	Delaware
2	314 Commonwealth Ave. Inc.	Delaware
3	Alnwick Investments (UK) Ltd.	United Kingdom
3	Bamburgh Investments (UK) Ltd.	United Kingdom
4	Gainsborough Investments BV	The Netherlands
5	Kenilworth Investments 1 Ltd.	Cayman Islands
3	Kenilworth Investments 2 Ltd.	Cayman Islands
3	Brasstown LLC	Delaware
4	Brasstown Mansfield I SCA	Luxembourg

2	Lehman Capital Investments 2 Ltd.	Cayman Islands
2	Property Asset Management Inc.	Delaware
3	L.B.C. YK	Japan
3	LB Capital Investments 2 Ltd.	Cayman Islands
3	LBS Holdings SARL	Luxembourg
3	Lehman Brothers Global Investments LLC	Delaware
4	New Century Finance Co., LTD.	Japan
5	Lehman Brothers Commercial Mortgage K.K.	Japan
3	Lehman Brothers Hy Opportunities Korea Inc.	Republic of Korea
3	Lehman Brothers P.A. LLC	Delaware
1	Lehman Brothers AIM Holding LLC	Delaware
2	Lehman Brothers Alternative Investment Management LLC	Delaware
1	Lehman Brothers Asset Management Inc.	Delaware
1	Lehman Brothers Asset Management, LLC	Delaware
1	Lehman Brothers Asia Pacific (Singapore) PTE. Ltd.	Singapore
2	Lehman Brothers Asia Holdings Limited	Hong Kong
3	Lehman Brothers Equity Finance (Cayman) Limited	Cayman Islands
3	Lehman Brothers Securities N.V.	The Netherlands
2	Lehman Brothers Pacific Holdings Pte. Ltd.	Singapore
3	Lehman Brothers Asia Limited	Hong Kong
3	Lehman Brothers Futures Asia Limited	Hong Kong
3	Lehman Brothers Securities Asia Limited	Hong Kong
3	Lehman Brothers Investments PTE Ltd.	Singapore
4	Lehman Brothers Holdings Japan Inc.	Japan
5	Lehman Brothers Japan Inc.	Japan
4	Lehman Brothers Capital Private Limited	India
4	Lehman Brothers Securities Private Limited	India
3	Lehman Brothers Singapore PTE Ltd.	Singapore
3	SAIL Investor Pte Ltd.	Singapore

1	Lehman Brothers Australia Holdings PTY Limited.	Australia
2	Lehman Brothers Australia Granica PTY Limited	Australia
3	Lehman Brothers Australia Limited	Australia
4	LB Asset Management Ltd.	Australia
1	Lehman Brothers Bancorp Inc.	Delaware
2	Lehman Brothers Commercial Bank	Utah
2	Lehman Brothers Bank, FSB	United States of America
3	Aurora Loan Services LLC	Delaware
2	Lehman Brothers Trust Company, National Association	United States of America
2	Lehman Brothers Trust Company of Delaware	Delaware
2	Lehman Brothers Bancorp UK Holdings Limited	United Kingdom
3	MABLE Commercial Funding Limited	United Kingdom
4	ELQ Holdings B.V.	The Netherlands
5	ELQ Hypothekan N.V.	The Netherlands
4	Resetfan Limited	United Kingdom
5	Capstone Mortgage Services Ltd.	United Kingdom
5	Southern Pacific Mortgage Limited	United Kingdom
5	Preferred Holdings Limited	United Kingdom
6	Preferred Group Limited	United Kingdom
7	Preferred Mortgages Limited	United Kingdom
4	Storm Funding Ltd.	United Kingdom
1	Lehman (Cayman Islands) Ltd.	Cayman Islands
1	Lehman Brothers Co-Investment Associates LLC	Delaware
1	Lehman Brothers Inc.	Delaware
2	Lehman Brothers Derivative Products Inc.	Delaware
2	Lehman Brothers Financial Products Inc.	Delaware
2	Lehman Brothers Investment Holding Company Inc.	Delaware
3	LB India Holdings Mauritius I Limited	Mauritius
3	LB India Holdings Mauritius II Limited	Mauritius
2	Lehman Brothers Securities Taiwan Limited	Taiwan

2	Lehman Brothers Special Financing Inc.	Delaware
3	LB3 GmbH	Germany
3	Lehman Brothers Commodity Services Inc.	Delaware
4	Eagle Energy Management, LLC	Delaware
5	Eagle Energy Partners I, L.P.	Texas
2	Lehman Commercial Paper Inc.	New York
3	Bromley LLC	Delaware
3	East Dover Limited.	Ireland
3	Ivanhoe Lane Pty Limited	Australia
4	Serafino Investments Pty Limited	Australia
3	LCPI Properties Inc.	New Jersey
4	LW LP Inc.	Delaware
3	M&L Debt Investments Holdings Pty Limited	Australia
4	M&L Debt Investments Pty Limited	Australia
3	Merit, LLC	Delaware
3	Pindar Pty Ltd.	Australia
4	Long Point Funding Pty Ltd.	Australia
2	LB I Group Inc.	Delaware
3	GRA Finance Corporation Ltd.	Mauritius
3	LB-NL Holdings I Inc.	Delaware
4	LB-NL Holdings L.P.	Delaware
5	LB-NL U.S. Investor Inc.	Delaware
6	NL Funding, L.P	Delaware
1	Lehman Brothers (Luxembourg) S.A.	Luxembourg
1	Lehman Brothers OTC Derivatives Inc.	Delaware
1	Lehman Brothers Private Equity Advisers L.L.C.	Delaware
1	Lehman Brothers Private Funds Investment Company GP, LLC	Delaware
2	Lehman Brothers Private Fund Advisers LP	Delaware
2	Lehman Brothers Private Fund Management LP	Delaware

1	Lehman Brothers U.K. Holdings (Delaware) Inc.	Delaware
2	Ballybunion Investments No. 2 Ltd.	Cayman Islands
3	Ballybunion Investments No. 3 Ltd.	Cayman Islands
4	Dynamo Investments Ltd.	Cayman Islands
5	Ballybunion Partnership	Hong Kong
2	LB India Holdings Cayman I Limited	Cayman Islands
3	Lehman Brothers Services India Private Limited	India
4	Lehman Brothers Fixed Income Securities Private Limited	India
2	LB India Holdings Cayman II Limited	Cayman Islands
2	LB Lease & Finance No 1. Ltd.	United Kingdom
2	Lehman Brothers Capital GmbH, Co.	Germany
2	LB UK RE Holdings Ltd.	United Kingdom
3	Falcon LB Sarl	Luxembourg
4	LB SPV SCA	Luxembourg
3	LB UK Financing Limited	United Kingdom
4	LB SF No. 1 Ltd.	United Kingdom
5	Lehman Commercial Mortgage Conduit Ltd.	United Kingdom
2	Lehman Brothers Holdings Scottish LP	United Kingdom
3	Lehman Brothers Spain Holdings Limited	United Kingdom
3	Lehman Brothers Luxembourg Investments Sarl	Luxembourg
4	Woori-LB Fifth Asset Securitization Specialty Co., Ltd.	Republic of Korea
4	Woori-LB Fourth Asset Securitization Specialty Co., Ltd.	Republic of Korea
4	Lehman Brothers Asset Management France	France
4	Lehman Brothers UK Investments Limited	United Kingdom
5	LB Investments (UK) Limited	United Kingdom
6	LB Alpha Finance Cayman Limited	Cayman Islands
6	LB Beta Finance Cayman Limited	Cayman Islands
4	Lehman Brothers U.K. Holdings Ltd.	United Kingdom
5	Lehman Brothers Holdings Plc	United Kingdom
6	Furno & Del Castano Capital Partners LLP	United Kingdom

6	LB Holdings Intermediate 1 Ltd.	United Kingdom
7	LB Holdings Intermediate 2 Ltd.	United Kingdom
8	Lehman Brothers International (Europe)	United Kingdom
6	Lehman Brothers Asset Management (Europe) Ltd.	United Kingdom
6	MBAM Investor Limited	United Kingdom
6	Lehman Brothers Europe Limited	United Kingdom
6	Lehman Brothers Limited	United Kingdom
5	Lehman Brothers (PTG) Limited	United Kingdom
6	Eldon Street Holdings Limited	United Kingdom
7	Thayer Properties Limited	United Kingdom
8	Thayer Group Limited	United Kingdom
9	Thayer Properties (Jersey) Ltd.	United Kingdom
2	Lehman Brothers Holdings Scottish LP 2	United Kingdom
3	Lehman Brothers Holdings Scottish LP 3	United Kingdom
2	Lehman Brothers Treasury Co. B.V.	The Netherlands
1	Lehman Brothers Bankhaus Aktiengesellschaft	Germany
1	Lehman Re Ltd.	Bermuda
1	Lehman Risk Advisors Inc.	Delaware
1	LIBRO Holdings I Inc.	Delaware
2	Lehman Brothers do Brasil Ltda	Brazil
1	Neuberger Berman Inc.	Delaware
2	Neuberger Berman Asset Management, LLC	Delaware
2	Neuberger Berman Investment Services, LLC	Delaware
2	Neuberger Berman Management Inc.	New York
2	Sage Partners, LLC	New York
2	Executive Monetary Management, Inc.	New York
2	Neuberger Berman, LLC	Delaware
3	Neuberger Berman Pty Ltd.	Australia
3	Neuberger & Berman Agency, Inc.	New York
1	Principal Transactions Inc.	Delaware
2	Louise Y.K.	Japan

2	Y.K. Tower Funding	Japan
1	Real Estate Private Equity Inc.	Delaware
2	REPE LBREP III LLC	Delaware
1	Southern Pacific Funding 5	United Kingdom
1	Wharf Reinsurance Inc.	New York